UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-8443

Salomon Brothers Variable Series Funds Inc

(Exact name of registrant as specified in charter)

125 Broad Street, New York, NY	10004

(Address of principal executive offices)	(Zip code)

Robert I. Frenkel, Esq.

Salomon Brothers Asset Management Inc.

300 First Stamford Place

Stamford, CT 06902

(Name and address of agent for service)

Registrant’s telephone number, including area code: (800) 725-6666

Date of fiscal year end: December 31

Date of reporting period: December 31, 2004

ITEM	1. REPORT TO STOCKHOLDERS.

The Annual Report to Stockholders is filed herewith.

Annual

Report

2004

DECEMBER 31, 2004

♦	SMALL CAP
GROWTH	FUND

MORNING EDITION.—NEW YORK,
SAGAX.Q
11.93 +.16
SINAX.Q
21.99 +.41
13.02
J. K. RICE, JR. & CO.

R. JAY GERKEN, CFA

Chairman, President and Chief Executive Officer

DEAR SHAREHOLDER,

The stock market rallied at the start of the past year, but then slid into a fairly limited trading range that endured for most of the year, only to rally again sharply in the fourth quarter. Most major equity market indexes reported reasonable gains for 2004 and several indexes recorded double-digit growth. In many cases, most of those returns were achieved on the performance gains made in November and December alone.

Record-high energy prices, rising short-term interest rates, a growing trade deficit, uncertainty over the domestic employment situation, presidential election politics, and the situation in Iraq all pressured the stock market for much of the year. Strength in the domestic economy was fairly selective, with stronger returns seen broadly in the energy, utilities and materials sectors while the information technology, health care, consumer staples and financials sectors languished for much of the period.

Small capitalization and value-oriented stocks tended to enjoy the strongest performance over the past twelve months, while large-cap and more growth-oriented stocks posted generally positive but weaker results. International stocks typically outperformed the broad U.S. market, as foreign returns were boosted by the weaker U.S. dollar, which set record lows against some currencies. Stocks outperformed bonds in general, which suffered late in the year as the U.S. Federal Reserve Board (“Fed”)i continued to incrementally raise the federal funds rate.ii

The U.S. economy has entered its fourth year of expansion since the 2001 recession. After a slow start in 2002 and the first half of 2003, the economic expansion has gained traction over the past six quarters as corporations repaired balance sheets and earlier cost-cutting began to pay dividends. Although a series of events — surging oil prices, hurricanes, and the waning effects of 2002-2003 tax cuts, among others — likely restrained growth in 2004, the economy proved to be resilient enough to grow an average of 4% over the past four quarters.iii

Please read on for a more detailed look at prevailing economic and market conditions during the fund’s fiscal year and to learn how those conditions have affected fund performance.

INFORMATION ABOUT YOUR FUND

As you may be aware several issues in the mutual fund industry have recently come under the scrutiny of federal and state regulators. The fund’s Adviser and some of its affiliates have received requests for information from various government regulators regarding market timing, late trading, fees, and other mutual fund issues in connection with various investigations. The regulators appear to be examining, among other things, the fund’s response to market timing and shareholder exchange activity, including compliance with prospectus disclosure related to these subjects. The fund has been informed that the Adviser and its affiliates are responding to those information requests, but are not in a position to predict the outcome of these requests and investigations.

As previously disclosed by Citigroup, the Staff of the Securities and Exchange Commission (“SEC”) has notified Citigroup Asset Management (“CAM”) and Citicorp Trust Bank (“CTB”), an affiliate of CAM, that the Staff is considering recommending a civil injunctive action and/or an administrative proceeding against CAM, CTB, the former CEO of CAM, two former employees and a current employee of CAM, relating to the creation, operation and fees of an internal transfer agent unit that serves various CAM-managed funds. Citigroup is cooperating with the SEC and will seek to resolve this matter in discussion with the SEC Staff. Although there can be no assurance, Citigroup does not believe that this matter will have a material adverse effect on the fund. For further information, please see the “Additional Information” note in the Notes to the Financial Statements included in this report.

As always, thank you for your confidence in our stewardship of your assets. We look forward to helping you continue to meet your financial goals.

Sincerely,
R. Jay Gerken, CFA Chairman, President and Chief Executive Officer January 21, 2005

Vincent Gao, CFA

Portfolio Manager

SPECIAL SHAREHOLDER NOTICE

The Board of Directors of the Company has approved an amendment to the Administration Agreement between Variable Small Cap Growth Fund and Smith Barney Fund Management LLC. Effective, August 1, 2004, Variable Small Cap Growth Fund no longer pays an administration fee. The terms of the amended Administration Agreement are the same in all other material respects as those of the former Administration Agreement.

The fund has an investment policy of investing at least 80% of its net assets in equity securities of small cap companies and related investments. Effective November 1, 2004, the fund defines small capitalization companies to be companies with market capitalization values not exceeding (i) $3 billion or (ii) the highest month-end market capitalization value of any stock in the Russell 2000 Index for the previous 12 months, whichever is greater. Securities of companies whose market capitalization no longer meet this definition after purchase by the fund still will be considered to be securities of small capitalization companies for purposes of the fund’s 80% investment policy.

Effective November 1, 2004, Vincent Gao, CFA is primarily responsible for overseeing the day-to-day operation of the Salomon Brothers Variable Small Cap Growth Fund and has the ultimate authority to make portfolio decisions. He works with a team of sector analysts who are responsible for stock selection in one or more industries. Mr. Gao is an Executive Vice President of the Company and a Director of Salomon Brothers Asset Management. Mr. Gao has over 10 years of investment management experience and has been employed by Citigroup Asset Management since 1999.

MARKET OVERVIEW

Stronger corporate earnings drove positive equity market performance during the 12 months ending December 31, 2004. As anticipated, the Fed continued to raise interest rates during the period, with the target for the federal funds rate increasing to 2.25% at the end of the period. After the end of the fund’s reporting period, at their February meeting, the Fed once again raised the target rate by 0.25% to 2.50%. After rising to over $55 per barrel in October, oil prices subsequently fell by 21% by the end of the period. Investor concerns over rising interest rates and high oil prices were dispelled by robust economic growth and strong record corporate earnings.

PERFORMANCE SNAPSHOT

AS OF DECEMBER 31, 2004

(unaudited)

	6 Months	12 Months

Variable Small Cap Growth Fund — Class I Shares	12.09%	15.02%

Russell 2000 Growth Index	8.16%	14.31%

Lipper Variable Small-Cap Core Funds Category Average	10.03%	17.47%

The performance shown represents past performance. Past performance is no guarantee of future results and current performance may be higher or lower than the performance shown above. Principal value and investment returns will fluctuate and investors’ shares, when redeemed, may be worth more or less than their original cost.

Performance figures may reflect reimbursements and/or fee waivers, without which the performance would have been lower.

Fund returns assume the reinvestment of income dividends and capital gains distributions, if any, at net asset value and the deduction of all fund expenses.

Lipper, Inc. is a major independent mutual-fund tracking organization. Returns are based on the period ended December 31, 2004, including the reinvestment of dividends and capital gains, if any, calculated among the 115 funds for the six-month period and among the 114 funds for the 12-month period in the fund’s Lipper category.

Overall, both large- and small-capitalization stocks rose during the period with the large-cap S&P 500 Indexiv returning 10.87% and the small-cap Russell 2000 Indexv returning 18.33%. Among small-cap equities, value stocks outperformed growth stocks as reflected by the performance of the Russell 2000 Value Index,vi which returned 22.25%, versus the Russell 2000 Growth Index,vii which returned 14.31%. Performance was broadly-based within the Russell 2000 Growth Index, with nine out of ten sectors generating positive returns. The strongest performance came from the energy, industrials and materials sectors. Rising global demand for natural resources and capacity shortages drove the performance in energy and materials. Industrials stocks benefited from a cyclical improvement in the economy. In contrast, the technology sector generated a slightly negative return. While technology earnings grew strongly, lofty expectations and high valuation caused the sector to retrace some of the gains it made in 2003.

We expect both the economy and company earnings to grow at a slower pace in 2005. We believe that current valuations reflect a significant portion of these anticipated improvements. Market expectations for earnings growth look reasonable but have limited upside in a slowing economic environment. We remain watchful of valuation and we continue to look for under appreciated areas of growth in the market.

PERFORMANCE UPDATE1

For the 12 months ended December 31, 2004, Class I shares of the Salomon Brothers Variable Small Cap Growth Fund, returned 15.02%. In comparison, the fund’s unmanaged benchmark, the Russell 2000 Growth Index returned 14.31% for the same period. The Lipper Variable Small-Cap Core Funds Category Average2 was 17.47%.

FUND PERFORMANCE

The fund’s out-performance relative to the Russell 2000 Growth Index was driven by strong stock selection in the information technology sector. The favorable results generated in this sector exceeded the detracting results of weaker stock selection in the energy and consumer discretionary sectors and an underweight position in the industrials sector. Individual stocks that were the greatest contributors to performance were Transkaryotic Therapies, Inc., a biopharmaceutical company, McAfee Inc., a supplier of computer security solutions and United Therapeutics Corp., a biotechnology company. The largest detractors from performance included NPS Pharmaceuticals, Inc., a biopharmaceutical company, Zarlink Semiconductor, Inc., a manufacturer and marketer of semiconductors and Electronics for Imaging, Inc., a computer & peripherals company. The fund maintained its positions in all of these stocks at the close of the period.

Thank you for your investment in the Salomon Brothers Variable Small Cap Growth Fund. As ever, we appreciate that you have chosen us to manage your assets and we remain focused on achieving the fund’s investment goals.

Sincerely,

Vincent Gao, CFA

Portfolio Manager

February 3, 2005

[1]	The fund is an underlying investment option of various variable annuity products. A variable annuity product is a contract issued by an insurance company where the annuity premium (a set amount of dollars) is immediately turned into units of a portfolio of securities. Upon retirement, the policy holder is paid according to accumulated units whose dollar value varies according to the performance of the securities within the sub accounts. Its objective is to preserve, through investment, the purchasing value of the annuity, which otherwise is subject to erosion through inflation. The fund’s performance returns do not reflect the deduction of expenses imposed in connection with investing in variable annuity contracts such as administrative fees, account charges and surrender charges, which if reflected, would reduce the performance of the fund. Past performance is no guarantee of future results.

[2]	Lipper, Inc. is a major independent mutual-fund tracking organization. Average annual returns are based on the 12-month period ended December 31, 2004, including the reinvestment of dividends and capital gains, if any, calculated among the 114 funds in the fund’s Lipper category.

The information provided is not intended to be a forecast of future events, a guarantee of future results or investment advice. Views expressed may differ from those of the firm as a whole.

Portfolio holdings and breakdowns are as of December 31, 2004 and are subject to change and may not be representative of the portfolio manager’s current or future investments. The fund’s top ten holdings (as a % of net assets) as of this date were: Transkaroytic Therapies, Inc. (3.2%), R.H. Donnelley Corp. (2.4%), Advanced Medical Optics, Inc. (2.3%), Tekelec (1.9%), Electronics for Imaging, Inc. (1.9%), Zarlink Semiconductor Inc. (1.8%), DJ Orthopedics Inc. (1.7%), TIBCO Software Inc. (1.7%), Apria Healthcare Group, Inc. (1.7%), ADC Telecommunications, Inc. (1.6%). Please refer to pages 10 through 14 for a list and percentage breakdown of the fund’s holdings.

The mention of sector breakdowns is for informational purposes only and should not be construed as a recommendation to purchase or sell any securities. The information provided regarding such sectors is not a sufficient basis upon which to make an investment decision. Investors seeking financial advice regarding the appropriateness of investing in any securities or investment strategies discussed should consult their financial professional. Portfolio holdings are subject to change at any time and may not be representative of the portfolio manager’s current or future investments. The fund’s top five sector holdings (as a % of net assets) as of December 31, 2004 were: Information Technology (28.2%); Healthcare (20.2%); Consumer Discretionary (13.7%); Financials (10.1%); Industrials (5.7%). The fund’s portfolio composition is subject to change at any time.

RISKS: Investments in small capitalization companies may involve a higher degree of risk and volatility than investments in larger, more established companies.

All index performance reflects no deduction for fees, expenses or taxes. Please note that an investor cannot invest directly in an index.

[i]	The Fed is responsible for the formulation of a policy designed to promote economic growth, full employment, stable prices, and a sustainable pattern of international trade and payments.
ii	The federal funds rate is the interest rate that banks with excess reserves at a Federal Reserve district bank charge other banks that need overnight loans.
iii	As measured by gross domestic product (GDP), a market value of goods and services produced by labor and property in a given country. Source: Bureau of Economic Analysis, U.S. Department of Commerce, December 22, 2004.
iv	The S&P 500 Index is a market capitalization-weighted index of 500 widely held common stocks.
[v]	The Russell 2000 Index measures the performance of the 2000 smallest companies in the Russell 3000 Index, which represents approximately 8% of the total market capitalization of the Russell 3000 Index.
vi	The Russell 2000 Value Index measures the performance of those Russell 2000 Index companies with lower price-to-book ratios and lower forecasted growth values.
vii	The Russell 2000 Growth Index measures the performance of those Russell 2000 companies with higher price-to-book ratios and higher forecasted growth values.

Fund at a Glance

(unaudited)

Fund Expenses

(unaudited)

EXAMPLE

As a shareholder of the Fund, you may incur two types of costs: (1) transaction costs, including front-end and back-end sales charges (loads) on purchase payments, reinvested dividends, or other distributions; and (2) ongoing costs, including management fees; distribution and/or service (12b-1) fees; and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

This example is based on an investment of $1,000 invested on July 1, 2004 and held for the six months ended December 31, 2004.

ACTUAL EXPENSES

The table below titled “Based on Actual Total Return” provides information about actual account values and actual expenses. You may use the information provided in this table, together with the amount you invested, to estimate the expenses that you paid over the period. To estimate the expenses you paid on your account, divide your ending account value by $1,000 (for example, an $8,600 ending account value divided by $1,000 = 8.6), then multiply the result by the number under the heading entitled “Expenses Paid During the Period”.

Based on Actual Total Return(1)

	Actual Total Return(2)	Beginning Account Value	Ending Account Value	Annualized Expense Ratio	Expenses Paid During the Period(3)
Class I	12.09%	$1,000.00	$1,120.90	1.03%	$5.49
(1)	For the six months ended December 31, 2004.
(2)	Assumes reinvestment of dividends and capital gains distributions, if any, at net asset value. Total return is not annualized, as it may not be representative of the total return for the year. Total returns do not reflect expenses associated with the separate account such as administrative fees, account charges and surrender charges, which, if reflected, would reduce the total returns. Performance figures may reflect fee waivers and/or expense reimbursements. Past performance is no guarantee of future results. In the absence of fee waivers and/or expense reimbursements, the total return would have been lower.
(3)	Expenses (net of voluntary fee waiver) are equal to each Class’ respective annualized expense ratio multiplied by the average account value over the period, multiplied by the number of days in the most recent fiscal half-year, then divided by 366.

Fund Expenses

(unaudited) (continued)

HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES

The table below titled “Based on Hypothetical Total Return” provides information about hypothetical account values and hypothetical expenses based on the actual expense ratio and an assumed rate of return of 5.00% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use the information provided in this table to compare the ongoing costs of investing in the Fund and other funds. To do so, compare the 5.00% hypothetical example relating to the Fund with the 5.00% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table below are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as front-end or back-end sales charges (loads). Therefore, the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher.

Based on Hypothetical Total Return(1)

	Hypothetical Total Return	Beginning Account Value	Ending Account Value	Annualized Expense Ratio	Expenses Paid During the Period(2)
Class I	5.00%	$1,000.00	$1,019.96	1.03%	$5.23
(1)	For the six months ended December 31, 2004.
(2)	Expenses (net of voluntary fee waiver) are equal to each Class’s respective annualized expense ratio multiplied by the average account value over the period, multiplied by the number of days in the most recent fiscal half-year, then divided by 366.

The following graph depicts the performance of the Small Cap Growth Fund — Class I Shares versus the Russell 2000 Growth Index. It is important to note that the Fund is a professionally managed mutual fund while the indexes are not available for investment and are unmanaged. The comparison is shown for illustrative purposes only.

Average Annual Total Returns — Class I Shares(1) (unaudited)

Twelve Months Ended 12/31/04	15.02%
Five Years Ended 12/31/04	3.92
11/8/99* through 12/31/04	7.83

Cumulative Total Return — Class I Shares(1) (unaudited)

11/8/99* through 12/31/04	47.38%
(1)	Assumes reinvestment of all dividends and capital gain distributions, if any, at net asset value. All figures represent past performance and are not a guarantee of future results. Investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Total returns do not reflect expenses associated with the separate account such as administrative fees, account charges and surrender charges, which, if reflected, would reduce the total returns. Performance figures may reflect voluntary fee waivers and/or expense reimbursements. In the absence of voluntary fee waivers and/or expense reimbursements, the total return would have been lower.
*	Commencement of operations.

Schedule of Investments

December 31, 2004

Shares	Security	Value
COMMON STOCK — 90.6%
CONSUMER DISCRETIONARY — 13.7%
Distributors — 0.1%
1,831	Beacon Roofing Supply, Inc. (a)(b)	$36,364

Hotels, Restaurants & Leisure — 3.0%
18,900	Applebee’s International, Inc.	499,905
8,270	CBRL Group, Inc. (b)	346,100
3,200	Ctrip.com International Ltd., ADR (a)(b)	147,264
650	eLong Inc., ADR (a)(b)	12,122
11,560	Station Casinos, Inc. (b)	632,101
18,700	The Steak n Shake Co. (a)(b)	375,496

		2,012,988

Leisure Equipment & Products — 1.4%
29,240	Marvel Enterprises, Inc. (a)	598,835
11,000	SCP Pool Corp.	350,900

		949,735

Media — 3.7%
1,840	Carmike Cinemas, Inc. (b)	67,160
16,440	Citadel Broadcasting Co. (a)(b)	265,999
8,200	DreamWorks Animation SKG, Inc. (a)	307,582
26,900	R.H. Donnelley Corp. (a)	1,588,445
24,732	UnitedGlobalCom, Inc., Class A Shares (a)	238,911

		2,468,097

Specialty Retail — 4.7%
14,000	AnnTaylor Stores Corp. (a)	301,420
14,100	Cabela’s Inc. (a)(b)	320,634
31,600	The Gymboree Corp. (a)(b)	405,112
19,660	Linens ‘n Things, Inc. (a)(b)	487,568
9,900	The Men’s Wearhouse, Inc. (a)	316,404
10,700	Regis Corp.	493,805
14,860	The Sports Authority, Inc. (a)(b)	382,645
15,360	West Marine, Inc. (a)(b)	380,160

		3,087,748

Textiles & Apparel — 0.8%
11,770	Reebok International Ltd.	517,880

	TOTAL CONSUMER DISCRETIONARY	9,072,812

CONSUMER STAPLES — 1.5%
Food & Drug Retailing — 0.3%
6,800	The Pantry, Inc. (a)(b)	204,612

Food Products — 0.5%
16,160	The Hain Celestial Group, Inc. (a)(b)	334,027

Personal Products — 0.7%
16,700	Nu Skin Enterprises, Inc., Class A Shares (b)	423,846

	TOTAL CONSUMER STAPLES	962,485

ENERGY — 2.9%
Energy, Equipment & Services — 1.0%
25,420	Key Energy Services, Inc. (a)	299,956
10,100	Superior Energy Services, Inc. (a)	155,641
10,100	Veritas DGC Inc. (a)(b)	226,341

		681,938

See Notes to Financial Statements.

Schedule of Investments

December 31, 2004 (continued)

Shares	Security	Value
Oil & Gas — 1.9%
6,200	Edge Petroleum Corp. (b)	$90,396
7,250	Forest Oil Corp. (a)	229,970
23,310	Plains Exploration & Production Co. (a)	606,060
10,200	Whiting Petroleum Corp. (a)(b)	308,550

		1,234,976

	TOTAL ENERGY	1,916,914

FINANCIALS — 10.1%
Banks — 4.2%
4,100	Banknorth Group, Inc.	150,060
1,800	City National Corp.	127,170
14,520	Cullen/Frost Bankers, Inc.	705,672
6,630	Downey Financial Corp.	377,910
10,300	East West Bancorp, Inc.	432,188
4,550	UCBH Holdings, Inc.	208,481
13,040	Westamerica Bancorporation	760,362

		2,761,843

Diversified Financials — 1.0%
6,405	Affiliated Managers Group, Inc. (a)(b)	433,875
4,090	Investors Financial Services Corp. (b)	204,418

		638,293

Insurance — 2.0%
3,890	Aspen Insurance Holdings Ltd.	95,383
11,180	IPC Holdings, Ltd.	486,442
4,800	PartnerRe Ltd.	297,312
4,530	Platinum Underwriters Holdings, Ltd.	140,883
21,700	Universal American Financial Corp. (a)	335,699

		1,355,719

Real Estate — 2.9%
4,890	Alexandria Real Estate Equities, Inc.	363,914
24,300	American Financial Realty Trust	393,174
8,460	Ashford Hospitality Trust Inc.	91,960
4,300	BioMed Realty Trust, Inc.	95,503
685	Centerpoint Properties Trust	32,805
7,120	Cousins Properties, Inc.	215,522
5,560	Gramercy Capital Corp.	114,536
11,240	PS Business Parks, Inc.	506,924
5,040	United Dominion Realty Trust, Inc.	124,992

		1,939,330

	TOTAL FINANCIALS	6,695,185

HEALTHCARE — 20.2%
Biotechnology — 8.1%
15,000	Dyax Corp. (a)(b)	108,300
35,550	InterMune Inc. (a)(b)	471,393
10,200	Onyx Pharmaceuticals, Inc. (a)(b)	330,378
21,930	Nektar Therapeutics (a)	443,863
50,450	NPS Pharmaceuticals, Inc. (a)(b)	922,226
83,800	Transkaryotic Therapies, Inc. (a)(b)	2,127,682
22,570	United Therapeutics Corp. (a)(b)	1,019,035

		5,422,877

Healthcare Equipment & Supplies — 6.6%
36,500	Advanced Medical Optics, Inc. (a)	1,501,610
28,970	Cytyc Corp. (a)	798,703
53,950	DJ Orthopedics Inc. (a)	1,155,609

See Notes to Financial Statements.

Schedule of Investments

December 31, 2004 (continued)

Shares	Security	Value
Healthcare Equipment & Supplies — 6.6% (continued)
35,300	Kyphon Inc. (a)(b)	$909,328

		4,365,250

Healthcare Providers & Services — 4.6%
7,600	Andrx Corp. (a)	165,908
33,700	Apria Healthcare Group, Inc. (a)	1,110,415
21,600	LifePoint Hospitals, Inc. (a)(b)	752,112
14,300	PacifiCare Health Systems, Inc. (a)	808,236
6,600	WellCare Health Plans Inc. (a)(b)	214,500

		3,051,171

Pharmaceuticals — 0.9%
12,400	Impax Laboratories, Inc. (a)	196,912
37,926	Ista Pharmaceuticals, Inc. (a)(b)	383,811

		580,723

	TOTAL HEALTHCARE	13,420,021

INDUSTRIALS — 5.7%
Commercial Services & Supplies — 2.2%
84,460	ActivCard Corp. (a)(b)	751,694
36,750	CSG Systems International, Inc. (a)	687,225

		1,438,919

Construction & Engineering — 1.6%
19,220	Chicago Bridge & Iron Co. N.V., NY Shares	768,800
20,900	KFx Inc. (a)(b)	303,468

		1,072,268

Machinery — 0.5%
18,120	Stewart & Stevenson Services Inc. (b)	366,568

Trading Companies & Distributors — 1.4%
25,780	MSC Industrial Direct Co., Class A Shares	927,564

	TOTAL INDUSTRIALS	3,805,319

INFORMATION TECHNOLOGY — 28.2%
Communications Equipment — 6.7%
398,700	ADC Telecommunications, Inc. (a)	1,068,516
117,430	Arris Group, Inc. (a)(b)	826,707
18,990	Avocent Corp. (a)	769,475
6,700	InPhonic, Inc. (a)	184,116
111,200	Oplink Communications, Inc. (a)(b)	219,064
5,600	Polycom, Inc. (a)	130,592
60,480	Tekelec (a)(b)	1,236,211

		4,434,681

Computers & Peripherals — 2.2%
70,540	Electronics for Imaging, Inc. (a)	1,228,101
19,400	PalmSource, Inc. (a)(b)	247,156

		1,475,257

Electronic Equipment & Instruments — 1.4%
17,410	Benchmark Electronics, Inc. (a)	593,681
27,880	Plexus Corp. (a)(b)	362,719

		956,400

Internet Software & Services — 6.1%
50,100	Digitas Inc. (a)	478,455
11,300	JAMDAT Mobile Inc. (a)(b)	233,345

See Notes to Financial Statements.

Schedule of Investments

December 31, 2004 (continued)

Shares	Security	Value
Internet Software & Services — 6.1% (continued)
24,230	McAfee Inc. (a)	$700,974
34,960	RADWARE Ltd. (a)	913,505
18,000	SINA Corp. (a)(b)	577,080
29,100	Sohu.com Inc. (a)(b)	515,361
14,100	The9 Ltd., ADR (a)	333,042
43,300	webMethods, Inc. (a)(b)	312,193

		4,063,955

IT Consulting & Services — 1.7%
39,500	Ness Technologies Inc. (a)(b)	588,550
17,680	ProQuest Co. (a)(b)	525,096

		1,113,646

Semiconductor Equipment & Products — 4.6%
81,040	Adaptec, Inc. (a)	615,094
41,200	ChipMOS Technologies Ltd. (a)(b)	262,444
21,800	Microsemi Corp. (a)(b)	378,448
87,000	RF Micro Devices, Inc. (a)(b)	595,080
460,690	Zarlink Semiconductor, Inc. (a)	1,165,546

		3,016,612

Software — 5.5%
15,200	Ascential Software Corp. (a)(b)	247,912
85,320	Borland Software Corp. (a)(b)	996,538
2,900	Hyperion Solutions Corp. (a)	135,198
43,600	Informatica Corp. (a)	354,032
39,100	NetIQ Corp. (a)	477,411
50,300	SkillSoft PLC, ADR (a)(b)	284,195
86,340	TIBCO Software Inc. (a)	1,151,776

		3,647,062

	TOTAL INFORMATION TECHNOLOGY	18,707,613

MATERIALS — 4.0%
Chemicals — 2.1%
7,650	Cytec Industries, Inc.	393,363
100	Georgia Gulf Corp. (b)	4,980
10,960	Minerals Technologies Inc.	731,032
4,920	The Valspar Corp.	246,049

		1,375,424

Metals & Mining — 1.9%
17,470	Apex Silver Mines Ltd. (a)(b)	300,135
23,640	Compass Minerals International, Inc.	572,797
16,300	Foundation Coal Holdings, Inc. (a)	375,878

		1,248,810

	TOTAL MATERIALS	2,624,234

TELECOMMUNICATION SERVICES — 4.3%
Diversified Telecommunication Services — 1.7%
95,010	Cincinnati Bell, Inc. (a)	394,291
34,400	Citizens Communications Co.	474,376
6,090	Commonwealth Telephone Enterprises, Inc. (a)(b)	302,429

		1,171,096

Wireless Telecommunication Services — 2.6%
47,500	Linktone Ltd., ADR (a)(b)	399,000

See Notes to Financial Statements.

Schedule of Investments

December 31, 2004 (continued)

Shares	Security	Value
Wireless Telecommunication Services — 2.6% (continued)
12,300	Nextel Partners, Inc., Class A Shares (a)	$240,342
18,450	SpectraSite, Inc. (a)	1,068,255

		1,707,597

	TOTAL TELECOMMUNICATION SERVICES	2,878,693

	TOTAL COMMON STOCK (Cost — $50,628,771)	60,083,276

Face Amount
REPURCHASE AGREEMENTS — 9.8%
$ 2,525,000	Goldman Sachs dated 12/31/04, 2.240% due 1/3/05; Proceeds at maturity — $2,525,471; (Fully collateralized by various U.S. Government Agency Obligations, 0.000% to 13.875% due 2/15/05 to 4/15/32; Market value — $2,575,500)	2,525,000
2,000,000	Merrill Lynch & Co., Inc. dated 12/31/04, 2.240% due 1/3/05; Proceeds at maturity — $2,000,373; (Fully collateralized by various U.S. Government Agency Obligations, 0.000% to 6.200% due 4/17/06 to 12/30/24; Market value — $2,040,000)	2,000,000
2,000,000	UBS Securities LLC dated 12/31/04, 2.170% due 1/3/05; Proceeds at maturity — $2,000,362 (Fully collateralized by International Bank for Reconstruction & Development Bonds & Notes, and various U.S. Government Agency Obligations, 0.000% to 8.875% due 1/18/05 to 3/11/31; Market value — $2,040,000)	2,000,000

	TOTAL REPURCHASE AGREEMENTS (Cost — $6,525,000)	6,525,000

	TOTAL INVESTMENTS — 100.4% (Cost — $57,153,771*)	66,608,276
	Liabilities in Excess of Other Assets — (0.4)%	(258,213)

	TOTAL NET ASSETS — 100.0%	$66,350,063

Shares
SECURITIES PURCHASED WITH LOANED SECURITIES COLLATERAL
16,722,028	State Street Navigator Securities Lending Trust Prime Portfolio (Cost — $16,722,028)	$16,722,028

(a)	Non-income producing security.
(b)	All or a portion of this security is on loan (See Notes 1 and 3).
*	Aggregate cost for federal income tax purposes is $57,385,533.

See Notes to Financial Statements.

Statement of Assets and Liabilities

December 31, 2004

ASSETS:
Investments, at value (Cost — $50,628,771)	$60,083,276
Securities purchased with loaned securities collateral, at value (Cost — $16,722,028) (Notes 1 and 3)	16,722,028
Repurchase agreement, at value (Cost — $6,525,000)	6,525,000
Cash	270
Receivable for securities sold	719,622
Receivable for Fund shares sold	33,236
Dividends and interest receivable	15,842
Other assets	5,302

Total Assets	84,104,576

LIABILITIES:
Payable for loaned securities collateral (Notes 1 and 3)	16,722,028
Payable for securities purchased	931,515
Management fee payable	41,228
Directors’ fees payable	930
Accrued expenses	58,812

Total Liabilities	17,754,513

Total Net Assets	$66,350,063

NET ASSETS:
Par value of capital shares (Note 5)	$4,708
Capital paid in excess of par value	55,744,929
Undistributed net investment income	22,650
Accumulated net realized gain from investment transactions and futures contracts	1,123,271
Net unrealized appreciation of investments	9,454,505

Total Net Assets	$66,350,063

Net Asset Value:
Class I Shares ($66,350,063 ÷ 4,708,241 shares outstanding)	$14.09

See Notes to Financial Statements.

Statement of Operations

For the Year Ended December 31, 2004

INVESTMENT INCOME:
Dividends	$459,785
Interest	63,883
Securities lending	18,752
Less: Foreign withholding tax	(477)

Total Investment Income	541,943

EXPENSES:
Management fee (Note 2)	389,537
Custody	36,000
Shareholder communications	35,608
Audit and tax fees	29,167
Administration fee (Note 2)	14,168
Legal	14,054
Directors’ fees	12,501
Registration fees	750
Transfer agency services	99
Other	5,614

Total Expenses	537,498

Net Investment Income	4,445

REALIZED AND UNREALIZED GAIN ON INVESTMENTS AND FUTURES CONTRACTS (NOTES 1 AND 3):
Realized Gain From:
Investment transactions	3,914,692
Futures contracts	236,086

Net Realized Gain	4,150,778

Net Change in Unrealized Appreciation/Depreciation of Investments and Futures Contracts	4,087,684

Net Gain on Investments and Futures Contracts	8,238,462

Increase in Net Assets From Operations	$8,242,907

See Notes to Financial Statements.

Statements of Changes in Net Assets

For the Years Ended December 31,

	2004	2003
OPERATIONS:
Net investment income (loss)	$4,445	$(138,848)
Net realized gain (loss)	4,150,778	(28,141)
Net change in unrealized appreciation/depreciation	4,087,684	9,989,220
Net realized gain on investments and reimbursement from the Manager related to prospectus restrictions (Note 8)	—	98,948

Increase in Net Assets From Operations	8,242,907	9,921,179

FUND SHARE TRANSACTIONS (NOTE 5):
Proceeds from sale of shares	23,263,243	24,677,935
Cost of shares reacquired	(7,191,513)	(8,611,070)

Increase in Net Assets From Fund Share Transactions	16,071,730	16,066,865

Increase in Net Assets	24,314,637	25,988,044
NET ASSETS:
Beginning of year	42,035,426	16,047,382

End of year*	$66,350,063	$42,035,426

* Includes undistributed net investment income of:	$22,650	$214

See Notes to Financial Statements.

Financial Highlights

For a share of capital stock outstanding for each year ended December 31:

	Class I Shares
	2004	2003(1)		2002	2001	2000
Net Asset Value, Beginning of Year	$12.25	$8.22		$12.59	$13.57	$12.16

Income (Loss) From Operations:
Net investment income (loss)	0.00 *	(0.06)		(0.04)	(0.04)	(0.02	)(2)
Net realized and unrealized gain (loss)	1.84	4.09		(4.33)	(0.94)	2.04

Total Income (Loss) From Operations	1.84	4.03		(4.37)	(0.98)	2.02

Less Distributions From:
Net investment income	—	—		—	—	(0.00	)*
Net realized gains	—	—		—	—	(0.61)
Return of Capital	—	—		—	—	(0.00	)*

Total Distributions	—	—		—	—	(0.61)

Net Asset Value, End of Year	$14.09	$12.25		$8.22	$12.59	$13.57

Total Return(3)	15.02%	49.03	%(4)	(34.71)%	(7.22)%	16.73%
Net Assets, End of Year (000s)	$66,350	$42,035		$16,047	$16,292	$9,064
Ratios to Average Net Assets:
Expenses(5)	1.03%	1.26%		1.30%	1.47%	1.50	%(2)
Net investment income (loss)	0.01	(0.58)		(0.47)	(0.47)	(0.23)
Portfolio Turnover Rate	129%	147%		78%	102%	109%

(1)	Per share amounts have been calculated using the monthly average shares method.
(2)	The investment manager voluntarily waived all or a portion of its management fees for the year ended December 31, 2000. In addition, the investment manager reimbursed the Fund for $12,692 in expenses for the year ended December 31, 2000. If such fees were not waived and expenses not reimbursed, the actual expense ratio would have been 2.52%.
(3)	Total returns do not reflect expenses associated with the separate account such as administrative fees, account charges and surrender charges which, if reflected, would reduce the total returns for all periods shown. Performance figures may reflect fee waivers and/or expense reimbursements. Past performance is no guarantee of future results. In the absence of voluntary fee waivers and/or expense reimbursements, the total return would be lower.
(4)	For the year ended December 31, 2003, 0.12% of the Fund’s total return resulted from investments not meeting the investment policy of the Fund (Note 8).
(5)	As a result of a voluntary expense limitation, the ratio of expenses to average net assets will not exceed 1.50%.
*	Amount represents less than $0.01 per share.

See Notes to Financial Statements.

Notes to Financial Statements

1.  Organization and Significant Accounting Policies

Salomon Brothers Variable Small Cap Growth Fund (“Fund”) is a separate diversified investment fund of the Salomon Brothers Variable Series Funds Inc (“Company”). The Company, a Maryland corporation, is registered under the Investment Company Act of 1940, as amended (“1940 Act”), as an open-end management investment company. The Fund is offered exclusively for use with certain variable annuity and variable life insurance contracts offered through the separate accounts of various life insurance companies, including affiliates of the investment manager, and qualified pension and retirement plans.

The following are significant accounting policies consistently followed by the Fund. These policies are in conformity with U.S. generally accepted accounting principles (“GAAP”). Estimates and assumptions are required to be made regarding assets, liabilities and changes in net assets resulting from operations when financial statements are prepared. Changes in the economic environment, financial markets and any other parameters used in determining these estimates could cause actual results to differ.

(a) Securities Valuation. Securities traded on national securities markets are valued at the closing prices on such markets. Securities listed on the NASDAQ National Market System for which market quotations are available are valued at the official closing price or, if there is no official closing price on that day, at the last sale price. Securities traded in the over-the-counter market and securities for which no sales price was reported are valued at the mean of the current bid and asked prices. Debt securities are valued using either prices or estimates of market values provided by market makers or independent pricing services. When market quotations are not readily available, or are determined not to reflect accurately fair value, such as when the value of a security has been significantly affected by events after the close of the exchange or market on which the security is principally traded, but before the Fund calculates its net asset value, the Fund may value these investments at fair value as determined in accordance with the procedures approved by the Fund’s Board of Directors. Securities maturing within 60 days are valued at amortized cost, which approximates market value.

(b) Repurchase Agreements. When entering into repurchase agreements, it is the Fund’s policy that a custodian takes possession of the underlying collateral securities, the value of which at least equals the principal amount of the repurchase transaction, including accrued interest. To the extent that any repurchase transaction exceeds one business day, the value of the collateral is marked-to-market to ensure the adequacy of the collateral. If the seller defaults and the value of the collateral declines or if bankruptcy proceedings are commenced with respect to the seller of the security, realization of the collateral by the Fund may be delayed or limited.

(c) Futures Contracts. The Fund may enter into futures contracts to the extent permitted by its investment policies and objectives. Upon entering into a futures contract, the Fund is required to deposit cash or securities as initial margin. Additional securities are also segregated up to the current market value of the futures contracts. Subsequent payments, which are dependent on the daily fluctuations in the value of the underlying financial instrument, are made or received by the Fund each day (daily variation margin) and are recorded as unrealized gains or losses until the contracts are closed. When the contracts are closed, the Fund records a realized gain or loss equal to the difference between the proceeds from (or cost of) the closing transactions and the Fund’s basis in the contracts. The Fund enters into such contracts typically to hedge a portion of the portfolio. The risks associated with entering into futures contracts include the possibility that a change in the value of the contract may not correlate with the changes in the value of the underlying instruments. In addition, investing in futures contracts involves the risk that the Fund could lose more than the original margin deposit and subsequent payments required for a futures transaction. The risks of entering into futures contracts exceed the related amounts included in the Statement of Operations and Statement of Assets and Liabilities.

(d) Lending of Portfolio Securities. The Fund has an agreement with its custodian whereby the custodian may lend securities owned by the Fund to brokers, dealers and other financial organizations, and receives a lender’s fee. Fees earned by the Fund on securities lending are recorded as investment income. Loans of securities by the Fund are collateralized by cash, U.S. government securities or high quality money market instruments that are maintained at all times in an amount at least equal to the current market value of the loaned securities, plus a margin which may vary depending on the type of securities loaned. The custodian establishes and maintains the collateral in a segregated account. The Fund maintains exposure for the risk of any losses in the investment of amounts received as collateral. The Fund has the right under the lending agreement to recover the securities from the borrower on demand.

Notes to Financial Statements

(continued)

(e) Security Transactions and Investment Income. Security transactions are accounted for on a trade date basis. Interest income, adjusted for amortization of premium and accretion of discount, is recorded on the accrual basis. Dividend income is recorded on the ex-dividend date. Foreign dividend income is recorded on the ex-dividend date or as soon as practical after the Fund determines the existence of a dividend declaration after exercising reasonable due diligence. The cost of investments sold is determined by use of the specific identification method for both financial reporting and income tax purposes.

(f) Foreign Currency Translation. The books and records of the Fund are maintained in U.S. dollars. Transactions denominated in foreign currencies are recorded at the current prevailing exchange rates. All assets and liabilities denominated in foreign currencies are translated into U.S. dollar amounts at the current exchange rates on the date of valuation. Translation gains or losses resulting from changes in the exchange rates during the reporting period and realized gains and losses on the settlement of foreign currency transactions are reported in the statement of operations for the current period. The Fund does not isolate that portion of realized gains and losses on investments in securities, which is due to changes in the foreign exchange rates from that which is due to changes in market prices of the securities.

(g) Dividends and Distributions to Shareholders. Dividends from net investment income and distributions of net realized gains to shareholders of the Fund, if any, are declared at least annually. Dividends and distributions to shareholders of the Fund are recorded on the ex-dividend date and are determined in accordance with income tax regulations which may differ from GAAP.

(h) Class Accounting. Investment income, common expenses and realized/unrealized gain (loss) on investments are allocated to the various classes of the Fund on the basis of the relative daily net assets of each class. Distribution, transfer agency services and shareholder communications fees relating to a specific class are charged directly to that class.

(i) Expenses. Direct expenses are charged to the Fund; general expenses of the Company are allocated to the funds within the Company based on each fund’s relative net assets.

(j) Federal and Other Taxes. It is the Fund’s policy to comply with the federal income and excise tax requirements of the Internal Revenue Code of 1986, as amended, applicable to regulated investment companies. Accordingly, the Fund intends to distribute substantially all of its taxable income and net realized gains on investments, if any, to shareholders each year. Therefore, no federal income tax provision is required. Under the applicable foreign tax law, a withholding tax may be imposed on interest, dividends and capital gains at various rates.

(k) Reclassification. GAAP requires that certain components of net assets be adjusted to reflect permanent differences between financial and tax reporting. Accordingly, during the current year, $76,420 has been reclassified between undistributed net investment income and paid-in capital as a result of permanent differences attributable to a tax net operating loss. Also, $58,429 has been reclassified between accumulated net realized gain from investments transactions and futures contracts and undistributed net investment income as a result of permanent differences attributable to the tax treatment of distributions from Real Estate Investment Trusts. This reclassification has no effect on net assets or net asset values per share.

2.  Management Agreement and Other Transactions with Affiliates

Salomon Brothers Asset Management Inc (“SBAM”), an indirect wholly-owned subsidiary of Citigroup Inc. (“Citigroup”), acts as investment manager to the Fund. Under the investment management agreement, the Fund pays SBAM an investment management fee calculated at the annual rate of 0.75% of the Fund’s average daily net assets. The investment management fee is calculated daily and paid monthly.

Notes to Financial Statements

(continued)

Smith Barney Fund Management LLC (“SBFM”), another indirect wholly-owned subsidiary of Citigroup, serves as administrator to the Fund. Effective August 1, 2004, the Fund will no longer pay an administration fee. Prior to August 1, 2004, as compensation for its services, the Fund paid SBFM an administration fee calculated at an annual rate of 0.05% of the Fund’s average daily net assets. This fee was calculated daily and paid monthly.

Citigroup Global Markets Inc. (“CGM”), another indirect wholly-owned subsidiary of Citigroup, acts as the Fund’s distributor.

During the year ended December 31, 2004, CGM and its affiliates received brokerage commissions of $705.

The Fund has adopted a Rule 12b-1 distribution plan for Class II shares. Under the plan, Class II shares of the Fund are subject to a distribution fee of 0.25% of the average daily net assets of that class.

During the year ended December 31, 2004, the Fund may have purchased securities from an underwriting syndicate in which the principal underwriter or members of the syndicate are affiliated with the investment manager.

During the year ended December 31, 2004, Citigroup, or affiliated entities, held shares of the Fund in non-discretionary, nominee accounts on behalf of certain non-affiliated investors.

All officers and one Director of the Company are employees of Citigroup or its affiliates and do not receive compensation from the Company.

3.  Investments

During the year ended December 31, 2004, the aggregate cost of purchases and proceeds from sales of investments (excluding short-term investments) were as follows:

Purchases	$77,958,947

Sales	$61,459,586

At December 31, 2004, the aggregate gross unrealized appreciation and depreciation of investments for federal income tax purposes were as follows:

Gross unrealized appreciation	$11,104,263
Gross unrealized depreciation	(1,881,520)

Net unrealized appreciation	$9,222,743

At December 31, 2004, the Fund loaned securities having a market value of $16,214,562. The Fund received cash collateral amounting to $16,722,028, which was invested in the State Street Navigator Securities Lending Trust Prime Portfolio, a Rule 2a-7 money market fund, registered under the 1940 Act.

4.  Line of Credit

The Fund, along with other affiliated funds, entered into an agreement with a bank which allows the funds collectively to borrow up to $100 million. At their meeting held on December 9, 2004, the Board of Directors approved increasing the line of credit to $150 million; this increase in the line of credit was secured as of December 31, 2004. Interest on borrowing, if any, is charged to the specific fund executing the borrowing at the base rate of the bank. The line of credit requires a quarterly payment

Notes to Financial Statements

(continued)

of a commitment fee based on the average daily unused portion of the line of credit. For the year ended December 31, 2004, the commitment fee allocated to the Fund was $1,535. Since the line of credit was established there have been no borrowings.

5.  Capital Stock

At December 31, 2004, the Company had 10,000,000,000 shares of capital stock authorized with a par value of $0.001 per share. The Fund has the ability to issue multiple classes of shares. Each share of a class represents an identical interest in the Fund and has the same rights, except that each class bears certain expenses as discussed in Note 1h.

Transactions in Class I shares were as follows:

	Year Ended December 31, 2004	Year Ended December 31, 2003
Shares sold	1,847,419	2,324,091
Shares reacquired	(571,247)	(843,415)

Net Increase	1,276,172	1,480,676

The Fund created Class II shares on August 30, 2002. Prior to that date, the Fund issued one class of shares, which, as of August 30, 2002, has been designated Class I shares. As of December 31, 2004, the Fund had not issued any Class II shares.

6.  Income Tax Information and Distributions to Shareholders

For the years ended December 31, 2004 and 2003, the Fund did not make any distributions.

As of December 31, 2004, the components of net accumulated earnings on a tax basis were as follows:

Undistributed long-term capital gain — net	$1,369,511
Other book/tax temporary differences	8,172	*
Unrealized appreciation	9,222,743	**

Total Accumulated Earnings	$10,600,426

*	Other book/tax temporary differences are attributable primarily to differences in book/tax treatment of accrual on dividends secured for Real Estate Investment Trusts.
**	The difference between book-basis and tax-basis unrealized appreciation is attributable primarily to the tax deferral of losses on wash sales and the differences between book and tax cost basis on Real Estate Investment Trusts.

7.  Additional Information

In connection with an investigation previously disclosed by Citigroup, the Staff of the Securities and Exchange Commission (“SEC”) has notified Citigroup Asset Management (“CAM”), the Citigroup business unit that includes the Fund’s investment manager and other investment advisory companies; Citicorp Trust Bank (“CTB”), an affiliate of CAM; Thomas W. Jones, the former CEO of CAM; and three other individuals, one of whom is an employee and two of whom are former employees of CAM, that the SEC Staff is considering recommending a civil injunctive action and/or an administrative proceeding against each of them relating to the creation and operation of an internal transfer agent unit to serve various CAM-managed funds.

In 1999, CTB entered the transfer agent business. CTB hired an unaffiliated subcontractor to perform some of the transfer agent services. The subcontractor, in exchange, had signed a separate agreement with CAM in 1998 that guaranteed investment management revenue to CAM and investment banking revenue to a CAM affiliate. The subcontractor’s business was later taken

Notes to Financial Statements

(continued)

over by PFPC Inc., and at that time the revenue guarantee was eliminated and a one-time payment was made by the subcontractor to a CAM affiliate.

CAM did not disclose the revenue guarantee when the boards of various CAM-managed funds hired CTB as transfer agent. Nor did CAM disclose to the boards of the various CAM-managed funds the one-time payment received by the CAM affiliate when it was made. As previously disclosed, CAM has already paid the applicable funds, primarily through voluntary fee waivers, a total of approximately $17 million (plus interest), which is the amount of the revenue received by Citigroup relating to the revenue guarantee.

In addition, the SEC Staff has indicated that it is considering recommending action based on the adequacy of the disclosures made to the fund boards that approved the transfer agency arrangement, CAM’s initiation and operation of, and compensation for, the transfer agent business and CAM’s retention of, and agreements with, the subcontractor.

Citigroup is cooperating fully in the SEC’s investigation and is seeking to resolve the matter in discussions with the SEC Staff. On January 20, 2005, Citigroup stated that it had established an aggregate reserve of $196 million ($25 million in the third quarter of 2004 and $171 million in the fourth quarter of 2004) related to its discussions with the SEC Staff. Settlement negotiations are ongoing and any settlement of this matter with the SEC will require approval by the Citigroup Board and acceptance by the Commission.

Unless and until any settlement is consummated, there can be no assurance that any amount reserved by Citigroup will be distributed. Nor is there at this time any certainty as to how the proceeds of any settlement would be distributed, to whom any such distribution would be made, the methodology by which such distribution would be allocated, and when such distribution would be made.

Although there can be no assurance, Citigroup does not believe that this matter will have a material adverse effect on the Fund. The Fund did not implement the contractual arrangement described above and will not receive any payments.

8.  Prospectus Restriction

The Fund has an investment policy of investing at least 80% of its net assets in equity securities of small cap companies and related investments. Effective November 1, 2004, the Fund defines small cap companies to be those with capitalization values not exceeding (i) $3 billion or (ii) the highest month-end market capitalization value of any stock in the Russell 2000 Index for the previous 12 months, whichever is greater. Securities of companies whose market capitalizations no longer meet this definition after purchase by the Fund still will be considered to be securities of small capitalization companies for the purpose of the Fund’s 80% investment policy. Formerly, the Fund considered small cap companies to be those with market capitalizations within the range of the market capitalizations of the companies in the Russell 2000 Growth Index (“Index”), at the time of investment. Subsequent to a reconstitution of the Russell 2000 Growth Index in July 2003, the Fund purchased securities of certain companies with market capitalizations that were not similar to the companies in the Russell 2000 Growth Index, resulting in less than 80% of the Fund’s net assets being invested in equity securities of small cap companies and related investments for a period of time.

During the year ended December 31, 2003, the Fund sold certain securities of issuers with market capitalizations not similar to the companies in the Index to achieve compliance with its investment policy, resulting in a net realized gain to the Fund of $60,647. Additionally, the Manager reimbursed the Fund for certain losses on investments that were acquired in violation of its investment policy in the amount of $38,301.

Report of Independent Registered Public Accounting Firm

To the Board of Directors of Salomon Brothers Variable Series Funds Inc and Shareholders of Salomon Brothers Variable Small Cap Growth Fund:

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Salomon Brothers Variable Small Cap Growth Fund (the “Fund”, a portfolio of Salomon Brothers Variable Series Funds Inc) at December 31, 2004, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Fund’s management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 2004 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

New York, NY

February 18, 2005

Additional Information

(unaudited)

Information about Directors and Officers

The business and affairs of the Salomon Brothers Variable Series Funds Inc (“Company”) are managed under the direction of the Board of Directors. Information pertaining to the Directors and Officers of the Company is set forth below. The Statement of Additional Information includes additional information about the Directors of the Company and is available by contacting the transfer agent at 1-800-SALOMON.

Name, Address and Birth Year	Position(s) Held with Company	Term of Office* and Length of Time Served	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Complex Overseen by Director	Other Board Memberships Held by Director
Non-Interested Directors:
Carol L. Colman Colman Consulting Co. 278 Hawley Road North Salem, NY 10560 Birth Year: 1946	Director	Since 1998	President, Colman Consulting Co.	37	None

Daniel P. Cronin 24 Woodlawn Avenue New Rochelle, NY 10804 Birth Year: 1946	Director	Since 1998	Associate General Counsel, Pfizer Inc.	34	None

Leslie H. Gelb 150 East 69th Street Apt. 16N New York, NY 10021 Birth Year: 1937	Director	Since 2002	President Emeritus and Senior Board Fellow, The Council on Foreign Relations; formerly, Columnist, Deputy Editorial Page Editor, Op-Ed Page, The New York Times	34	Director of two registered investment companies advised by Advantage Advisers, Inc. (“Advantage”)

William R. Hutchinson 535 N. Michigan Avenue Suite 1012 Chicago, IL 60611 Birth Year: 1942	Director	Since 2003	President, W.R. Hutchinson & Associates Inc. (consultant); formerly Group Vice President, Mergers and Acquisitions, BP p.l.c.	44	Director, Associated Banc-Corp.

Dr. Riordan Roett The Johns Hopkins University 1740 Massachusetts Ave., NW Washington, DC 20036 Birth Year: 1938	Director	Since 2002	Professor and Director, Latin American Studies Program, Paul H. Nitze School of Advanced International Studies, The Johns Hopkins University	34	None

Jeswald W. Salacuse Tufts University — The Fletcher School of Law & Diplomacy 160 Packard Avenue Medford, MA 02155 Birth Year: 1938	Director	Since 2002	Henry J. Braker Professor of Commercial Law and formerly Dean, The Fletcher School of Law & Diplomacy, Tufts University	34	Director of two registered investment companies advised by Advantage

Additional Information

(unaudited) (continued)

Name, Address and Birth Year	Position(s) Held with Company	Term of Office* and Length of Time Served	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Complex Overseen by Director	Other Board Memberships Held by Director
Interested Director:
R. Jay Gerken, CFA** Citigroup Asset Management (“CAM”) 399 Park Avenue, 4th Floor New York, NY 10022 Birth Year: 1951	Chairman, President and Chief Executive Officer	Since 2002	Managing Director of Citigroup Global Markets Inc. (“CGM”); Chairman, President and Chief Executive Officer of Smith Barney Fund Management LLC (“SBFM”), Travelers Investment Adviser, Inc. (“TIA”) and Citi Fund Management Inc. (“CFM”); President and Chief Executive Officer of certain mutual funds associated with Citigroup Inc. (“Citigroup”); Formerly, Portfolio Manager of Smith Barney Allocation Series Inc. (from 1996 to 2001) and Smith Barney Growth and Income Fund (from 1996 to 2000)	219	None
Officers:
Andrew B. Shoup CAM 125 Broad Street, 11th Floor New York, NY 10004 Birth Year: 1956	Senior Vice President and Chief and Administrative Officer	Since 2003	Director of CAM; Senior Vice President and Chief Administrative Officer of mutual funds associated with Citigroup; Head of International Funds Administration of CAM (from 2001 to 2003); Director of Global Funds Administration of CAM (from 2000 to 2001); Head of U.S. Citibank Funds Administration of CAM (from 1998 to 2000)	N/A	N/A

Frances M. Guggino CAM 125 Broad Street, 10th Floor New York, NY 10004 Birth Year: 1957	Chief Financial Officer and Treasurer	Since 2004	Vice President of CGM; Chief Financial Officer and Treasurer of certain mutual funds associated with Citigroup; Controller of certain mutual funds associated with Citigroup (from 1999 to 2004)	N/A	N/A

Additional Information

(unaudited) (continued)

Name, Address and Birth Year	Position(s) Held with Company	Term of Office* and Length of Time Served	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Complex Overseen by Director	Other Board Memberships Held by Director
Alan J. Blake CAM 399 Park Avenue, 4th Floor New York, NY 10022 Birth Year: 1949	Executive Vice President	Since 2002	Managing Director of Salomon Brothers Asset Management Inc (“SBAM”)	N/A	N/A

James E. Craige, CFA CAM 399 Park Avenue, 4th Floor New York, NY 10022 Birth Year: 1967	Executive Vice President	Since 1998	Managing Director of SBAM	N/A	N/A

Robert Feitler, Jr. CAM 399 Park Avenue 4th Floor New York, NY 10022 Birth Year: 1960	Executive Vice President	Since 2004	Managing Director of SBAM	N/A	N/A

Vincent Gao, CFA CAM 399 Park Avenue, 4th Floor New York, NY 10022 Birth Year: 1974	Executive Vice President	Since 2004	Director of SBAM	N/A	N/A

John G. Goode CAM One Sansome Street, 36th Floor San Francisco, CA 94104 Birth Year: 1944	Executive Vice President	Since 2002	Managing Director of SBAM	N/A	N/A

Peter J. Hable CAM One Sansome Street, 36th Floor San Francisco, CA 94104 Birth Year: 1958	Executive Vice President	Since 2002	Managing Director of SBAM	N/A	N/A

Roger M. Lavan, CFA CAM 399 Park Avenue, 4th Floor New York, NY 10022 Birth Year: 1963	Executive Vice President	Since 1998	Managing Director of SBAM	N/A	N/A

Mark J. McAllister, CFA CAM 399 Park Avenue 4th Floor New York, NY 10022 Birth Year: 1962	Executive Vice President	Since 2004	Managing Director of SBAM	N/A	N/A

Beth A. Semmel, CFA CAM 399 Park Avenue, 4th Floor New York, NY 10022 Birth Year: 1960	Executive Vice President	Since 1998	Managing Director of SBAM	N/A	N/A

Additional Information

(unaudited) (continued)

Name, Address and Birth Year	Position(s) Held with Company	Term of Office* and Length of Time Served	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Complex Overseen by Director	Other Board Memberships Held by Director
Peter J. Wilby, CFA CAM 399 Park Avenue, 4th Floor New York, NY 10022 Birth Year: 1958	Executive Vice President	Since 1998	Managing Director of SBAM	N/A	N/A

George J. Williamson CAM 399 Park Avenue, 4th Floor New York, NY 10022 Birth Year: 1933	Executive Vice President	Since 1998	Managing Director of SBAM	N/A	N/A

Andrew Beagley CAM 399 Park Avenue, 4th Floor New York, NY 10022 Birth Year: 1962	Vice President, Chief Anti-Money Laundering Compliance Officer and Chief Compliance Officer	Since 2002 Since 2004	Director of CGM (since 2000); Director of Compliance, North America, CAM (since 2000); Chief Anti-Money Laundering Compliance Officer, Compliance Officer, Chief Compliance Officer and Vice President of certain mutual funds associated with Citigroup; Director of Compliance, Europe, the Middle East and Africa, CAM (from 1999 to 2000); Chief Compliance Officer. SBFM, CFM TIA, Salomon Brothers Asset Management Limited, Smith Barney Global Capital Management Inc.	N/A	N/A

Wendy S. Setnicka CAM 125 Broad Street, 10th Floor New York, NY 10004 Birth Year: 1964	Controller	Since 2004	Vice President of CAM (since 2003); Controller of certain mutual funds associated with Citigroup; Assistant Controller of CAM (from 2002 to 2004); Accounting Manager with CAM (from 1998 to 2002).	N/A	N/A

Additional Information

(unaudited) (continued)

Name, Address and Birth Year	Position(s) Held with Company	Term of Office* and Length of Time Served	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Complex Overseen by Director	Other Board Memberships Held by Director
Robert I. Frenkel CAM 300 First Stamford Place, 4th Floor Stamford, CT 06902 Birth Year: 1954	Secretary and Chief Legal Officer	Since 2003	Managing Director and General Counsel of Global Mutual Funds for CAM and its predecessor (since 1994); Secretary and Chief Legal Officer of mutual funds associated with Citigroup	N/A	N/A

*	Directors are elected until the Company’s next annual meeting and until their successors are elected and qualified. Officers are elected or appointed by the Directors and hold office until they resign, are removed or are otherwise disqualified to serve.
**	Mr. Gerken is an “interested person” of the Company as defined in the Investment Company Act of 1940, as amended, because Mr. Gerken is an officer of SBFM and certain of its affiliates.

Salomon Brothers Variable Series Funds Inc

Directors

CAROL L. COLMAN

DANIEL P. CRONIN

LESLIE H. GELB

R. JAY GERKEN, CFA

Chairman

WILLIAM R. HUTCHINSON

RIORDAN ROETT

JESWALD W. SALACUSE

Officers

R. JAY GERKEN, CFA

President and Chief Executive Officer

ANDREW B. SHOUP

Senior Vice President and

Chief Administrative Officer

FRANCES M. GUGGINO

Chief Financial Officer and Treasurer

ALAN J. BLAKE

Executive Vice President

JAMES E. CRAIGE, CFA

Executive Vice President

ROBERT FEITLER, JR.

Executive Vice President

VINCENT GAO, CFA

Executive Vice President

JOHN G. GOODE

Executive Vice President

PETER J. HABLE

Executive Vice President

ROGER M. LAVAN, CFA

Executive Vice President

MARK J. MCALLISTER, CFA

Executive Vice President

BETH A. SEMMEL, CFA

Executive Vice President

PETER J. WILBY, CFA

Executive Vice President

GEORGE J. WILLIAMSON

Executive Vice President

ANDREW BEAGLEY

Vice President, Chief Anti-Money Laundering Compliance Officer and Chief Compliance Officer

WENDY S. SETNICKA

Controller

ROBERT I. FRENKEL

Secretary and Chief Legal Officer

Investment Manager

Salomon Brothers Asset Management Inc

399 Park Avenue

New York, New York 10022

Custodian

State Street Bank and Trust Company

225 Franklin Street

Boston, Massachusetts 02110

Legal Counsel

Simpson Thacher & Bartlett LLP

425 Lexington Avenue

New York, New York 10017-3954

Independent Registered Public Accounting Firm

PricewaterhouseCoopers LLP

300 Madison Avenue

New York, New York 10017

Salomon Brothers Variable Series Funds Inc

Salomon Brothers Variable Small Cap Growth Fund

The Fund is a separate investment fund of the Salomon Brothers Variable Series Funds Inc, a Maryland corporation.

This report is submitted for the general information of the shareholders of Salomon Brothers Variable Series Funds Inc. — Salomon Brothers Variable Small Cap Growth Fund and is not for use with the general public.

This report must be preceded or accompanied by a free prospectus. Investors should consider the fund’s investment objectives, risks, charges and expenses carefully before investing. The prospectus contains this and other important information about the fund. Please read the prospectus carefully before investing.

The Fund files its complete schedule of portfolio holdings with Securities and Exchange Commission for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Forms N-Q are available on the Commission’s website at www.sec.gov. The Fund’s Forms N-Q may be reviewed and copied at the Commission’s Public Reference Room in Washington, D.C., and information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330. To obtain information on Form N-Q from the Fund, shareholders can call 1-800-446-1013.

Information on how the Fund voted proxies relating to portfolio securities during the 12-month period ended June 30, 2004 and a description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities is available (1) without charge, upon request, by calling 1-800-446-1013, (2) on the Fund’s website at www.citigroupAM.com and (3) on the SEC’s website at www.sec.gov.

399 PARK AVENUE • NEW YORK, NEW YORK 10022	05-7855

ITEM 2.	CODE OF ETHICS.

The registrant has adopted a code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller.

ITEM 3.	AUDIT COMMITTEE FINANCIAL EXPERT.

The Board of Directors of the registrant has determined that William R. Hutchinson, the Chairman of the Board’s Audit Committee, possesses the technical attributes identified in Instruction 2(b) of Item 3 to Form N-CSR to qualify as an “audit committee financial expert,” and has designated Mr. Hutchinson as the Audit Committee’s financial expert. Mr. Hutchinson is an “independent” Director pursuant to paragraph (a)(2) of Item 3 to Form N-CSR.

ITEM 4.	PRINCIPAL ACCOUNTANT FEES AND SERVICES

(a) Audit Fees for Salomon Brothers Variable Series Funds Inc were $190,000 and $173,500 for the years ended 12/31/04 and 12/31/03, respectively.

(b) Audit-Related Fees for Salomon Brothers Variable Series Funds Inc were $0 and $0 for the years ended 12/31/04 and 12/31/03.

In addition, there were no Audit-Related Fees billed in the years ended 12/31/04 and 12/31/03 for assurance and related services by the Accountant to the Registrant’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by or under common control with the investment adviser that provides ongoing services to the Salomon Brothers Variable Series Funds Inc (“service affiliates”), that were reasonably related to the performance of the annual audit of the service affiliates. Accordingly, there were no such fees that required pre-approval by the Audit Committee for the period May 6, 2003 to December 31, 2004 (prior to May 6, 2003 services provided by the Accountant were not required to be pre-approved).

(c)    Tax Fees for Salomon Brothers Variable Series Funds Inc were $25,200 and $25,200 for the years ended 12/31/04 and 12/31/03. These amounts represent aggregate fees paid for tax compliance and tax advice, which includes (the filing and amendment of federal, state and local income tax returns, timely RIC qualification review and tax distribution and analysis planning) rendered by the Accountant to Salomon Brothers Variable Series Funds Inc

There were no fees billed for tax services by the Accountants to service affiliates for the period May 6, 2003 through December 31, 2004 that required pre-approval by the Audit Committee.

(d) There were no All Other Fees for Salomon Brothers Variable Series Funds Inc for the years ended 12/31/04 and 12/31/03.

All Other Fees. The aggregate fees billed for all other non-audit services rendered by the Accountant to Salomon Brothers Asset Management (“SBAM”), and any entity controlling, controlled by or under common control with SBAM that provided ongoing services to Salomon Brothers Variable Series Funds Inc, requiring pre-approval by the Audit Committee for the period May 6, 2003 through December 31, 2004, which included the issuance of reports on internal control under SAS No. 70 relating to various Citigroup Asset Management (“CAM”) entities, a profitability review of the Adviser, and phase 1 of an analysis of Citigroup’s current and future real estate occupancy requirements in the tri-state area and security risk issues in the New York metro region, were $ 1.39 million; all of which were pre-approved by the Audit Committee.

(e) (1) Audit Committee’s pre–approval policies and procedures described in paragraph (c) (7) of Rule 2-01 of Regulation S-X.

The Charter for the Audit Committee (the “Committee”) of the Board of each registered investment company (the “Fund”) advised by Smith Barney Fund Management LLC or Salomon Brothers Asset Management Inc. or one of their affiliates (each, an “Adviser”) requires that the Committee shall approve (a) all audit and permissible non-audit services to be provided to the Fund and (b) all permissible non-audit services to be provided by the Fund’s independent registered public accounting firm to the Adviser and any Covered Service Providers if the engagement relates directly to the operations and financial reporting of the Fund. The Committee may implement policies and procedures by which such services are approved other than by the full Committee.

The Committee shall not approve non-audit services that the Committee believes may impair the independence of the independent registered public accounting firm. As of the date of the approval of this Audit Committee Charter, permissible non-audit services include any professional services (including tax services), that are not prohibited services as described below, provided to the Fund by the independent registered public accounting firm, other than those provided to the Fund in connection with an audit or a review of the financial statements of the Fund. Permissible non-audit services may not include: (i) bookkeeping or other services related to the accounting records or financial statements of the Fund; (ii) financial information systems design and implementation; (iii) appraisal or valuation services, fairness opinions or contribution-in-kind reports; (iv) actuarial services; (v) internal audit outsourcing services; (vi) management functions or human resources; (vii) broker or dealer, investment adviser or investment banking services; (viii) legal services and expert services unrelated to the audit; and (ix) any other service the Public Company Accounting Oversight Board determines, by regulation, is impermissible.

Pre-approval by the Committee of any permissible non-audit services is not required so long as: (i) the aggregate amount of all such permissible non-audit services provided to the Fund, the Adviser and any service providers controlling, controlled by or under common control with the Adviser that provide ongoing services to the Fund (“Covered Service Providers”) constitutes not more than 5% of the total amount of revenues paid to the independent auditors during the fiscal year in which the permissible non-audit services are provided to (a) the Fund, (b) the Adviser and (c) any entity controlling, controlled by or under common control with the Adviser that provides ongoing services to the Fund during the fiscal year in which the services are provided that would have to be approved by the Committee; (ii) the permissible non-audit services were not recognized by the Fund at the time of the engagement to be non-audit services; and (iii) such services are promptly brought to the attention of the Committee and approved by the Committee (or its delegate(s)) prior to the completion of the audit.

(2) For the Salomon Brothers Variable Series Funds Inc, the percentage of fees that were approved by the audit committee, with respect to: Audit-Related Fees were 100% and 100% for the years ended 12/31/04 and 12/31/03; Tax Fees were 100% and 100% for the years ended 12/31/04 and 12/31/03. There were no Other Fees paid by the Salomon Brothers Variable Series Funds Inc.

(f) N/A

(g)    Non-audit fees billed by the Accountant for services rendered to Salomon Brothers Variable Series Funds Inc and CAM and any entity controlling, controlled by, or under common control with CAM that provides ongoing services to Salomon Brothers Variable Series Funds Inc were $3.5 million and $6.4 million for the years ended 12/31/04 and 12/31/03.

(h)    Yes. The Salomon Brothers Variable Series Funds Inc’s Audit Committee has considered whether the provision of non-audit services that were rendered to Service Affiliates which were not pre-approved (not requiring pre-approval) is compatible with maintaining the Auditor’s independence. All services provided by the Accountant to the Salomon Brothers Variable Series Funds Inc or to Service Affiliates which were required to be pre-approved were pre-approved as required.

ITEM 5.	AUDIT COMMITTEE OF LISTED REGISTRANTS.

Not applicable.

ITEM 6.	[RESERVED]

ITEM 7.	DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 8.	[RESERVED]

ITEM 9.	SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

Not applicable.

ITEM 10.	CONTROLS AND PROCEDURES.

(a)    The registrant’s principal executive officer and principal financial officer have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”)) are effective as of a date within 90 days of the filing date of this report that includes the disclosure required by this paragraph, based on their evaluation of the disclosure controls and procedures required by Rule 30a-3(b) under the 1940 Act and 15d-15(b) under the Securities Exchange Act of 1934.

(b)    There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act) that occurred during the registrant’s last fiscal half-year (the registrant’s second fiscal half-year in the case of an annual report) that have materially affected, or are likely to materially affect the registrant’s internal control over financial reporting.

ITEM 11.	EXHIBITS.

(a) Code of Ethics attached hereto.

Exhibit 99.CODE ETH

(b) Attached hereto.

	Exhibit 99.CERT	Certifications pursuant to section 302 of the Sarbanes-Oxley Act of 2002

	Exhibit 99.906CERT	Certifications pursuant to Section 906 of the Sarbanes-Oxley Act of 2002

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this Report to be signed on its behalf by the undersigned, there unto duly authorized.

Salomon Brothers Variable Series Funds Inc

By:	/s/ R. Jay Gerken
R. Jay Gerken
Chief Executive Officer of
Salomon Brothers Variable Series Funds Inc

Date: March 10, 2005

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ R. Jay Gerken
(R. Jay Gerken)
Chief Executive Officer of
Salomon Brothers Variable Series Funds Inc

Date: March 10, 2005

By:	/s/ Frances M. Guggino
(Frances M. Guggino)
Chief Financial Officer of
Salomon Brothers Variable Series Funds Inc

Date: March 10, 2005